Exhibit 4.6

SPECIMEN OF COMMON STOCK CERTIFICATE

NUMBER	Flight Safety Technologies, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA 50,000,000 SHARES COMMON STOCK AUTHORIZED, $.001 PAR VALUE	SHARES
CUSIP 33942T207 See Reverse for Certain Definitions

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Flight Safety Technologies, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of
the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent.
WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

Dated:

/s/ William B. Cotton PRESIDENT	[SEAL]	/s/ David D. Cryer SECRETARY

Countersigned:	Pacific Stock Transfer Company 500 E. Warm Springs Road, Suite 240 Las Vegas, Nevada 89119 By: /s/ Valerie Killius Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM TEN ENT JT TEN	- as tenants in common - as tenants by the entireties - as joint tenants with the right of survivorship and not as tenants in common	UNIF GIFT MIN ACT------------Custodian------------- (Cust) (Minor) Act--------------------------------------------------------- (State)
Additional abbreviations may also be used though not in the above list.

For value received,                                                                     hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
X

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks,
Stockbrokers, Savings and Loan Associations and Credit Unions)

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY